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                                                                   EXHIBIT 10.18

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              (an Ohio corporation)


                                MEDIUM-TERM NOTES
                     DUE 9 MONTHS OR MORE FROM DATE OF ISSUE


                             DISTRIBUTION AGREEMENT


                                                                 August 31, 1999


MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, New York  10036

BANC OF AMERICA SECURITIES LLC
100 North Tryon Street
Charlotte, North Carolina 28255

BANC ONE CAPITAL MARKETS, INC.
One First National Plaza
Chicago, Illinois  60670

GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York  10004

LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York  10285

SALOMON SMITH BARNEY INC.
388 Greenwich Street
New York, New York  10013

WARBURG DILLON READ LLC 299 Park Avenue New York, New York 10171

Dear Sirs:

         1. INTRODUCTORY. Developers Diversified Realty Corporation, an Ohio corporation (the "Company"), confirms its agreement with Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Goldman, Sachs & Co., Lehman



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Brothers Inc., Salomon Smith Barney Inc. and Warburg Dillon Read LLC (each, an
"Agent," and collectively, the "Agents") with respect to the issue and sale by the Company of its debt securities denominated "Medium-Term Notes Due 9 Months or More from Date of Issue" (the "Notes"). The Notes will be either Senior Notes (the "Senior Notes") or Subordinated Notes (the "Subordinated Notes"). The Senior Notes will be issued under an indenture dated as of May 1, 1994, as amended, supplemented or modified from time to time (the "Senior Indenture"), between the Company and National City Bank, as trustee (the "Senior Trustee"), and the Subordinated Notes will be issued under an indenture dated as of May 1, 1994, as amended, supplemented or modified from time to time (the "Subordinated Indenture"), between the Company and The Chase Manhattan Bank (formerly Chemical
Bank), as trustee (the "Subordinated Trustee"). The term "Trustee" as used herein shall refer to either the Senior Trustee or the Subordinated Trustee, as appropriate, for Senior Notes or Subordinated Notes. The Senior Indenture and the Subordinated Indenture, each as amended, supplemented or modified from time to time, are each sometimes referred to as the "Indenture." Each series of Senior Notes or Subordinated Notes may vary, as applicable, as to aggregate principal amount, maturity date, interest rate or formula and timing of payments thereof, redemption and/or repayment provisions, and any other variable terms which the Senior Indenture or the Subordinated Indenture, as the case may be, contemplates may be set forth in the Senior Notes and the Subordinated Notes as issued from time to time. The Senior Notes or the Subordinated Notes may be offered either together or separately. As used herein, "Notes" shall mean the Senior Notes or the Subordinated Notes or any combination thereof.

         As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $400,000,000 aggregate initial offering price (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign or composite currencies as the Company shall designate at the time of issuance) of Notes to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof. This Agreement provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case such Agent will act as an agent of the Company in soliciting purchases of the Notes.

         As used herein, "you" and "your," unless the context otherwise requires, shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the Prospectus (as hereinafter defined) as additional Agents with respect to the Notes.

         2. APPOINTMENT AS AGENT. (a) Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that Notes will be sold exclusively to or through the Agents. Notwithstanding anything to the contrary contained herein, the Company may accept offers to purchase Notes through an agent other than the Agents if (i) the Company shall not have solicited such offers, (ii) the Company and such agent shall have entered into an agreement with substantially the same terms as this Agreement (including Schedule A) and (iii) the Company shall have notified the Agents promptly after the acceptance of any such offer and shall have




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provided the Agents with a copy of such agreement in written form promptly following the execution thereof.

         (b) The Company shall not sell or approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

         (c) The Agents shall not have any obligation to purchase Notes from the Company as principal, but one or more Agents may agree from time to time to purchase Notes as principal for resale to investors and other purchasers determined by such Agent or Agents. Any such purchase of Notes by an Agent as principal shall be made in accordance with Section 4(a) hereof.

         (d) If agreed upon by an Agent and the Company, such Agent, acting solely as agent for the Company and not as principal, will solicit purchases of the Notes. Such Agent will communicate to the Company, orally, each offer to purchase Notes solicited by it on an agency basis, other than those offers rejected by such Agent. Such Agent shall have the right, in its reasonable discretion, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any proposed purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by it and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall
(i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company, and (ii) notwithstanding such default, pay to such Agent any commission to which it would otherwise be entitled.

         (e) The Company and the Agents agree that any Notes purchased by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as agent shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

         3. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants to you, as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), as of the date of each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent) (the date of each such delivery to one or more Agents as principal being hereinafter referred to as a "Settlement Date"), and as of any time the Registration Statement (as defined below) or the Prospectus (as defined below) shall be amended or supplemented or there is filed with the Securities and Exchange Commission (the "Commission") any document incorporated by reference into the Prospectus (as defined below) (each of the times referenced above being referred to herein as a "Representation Date"), that:



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                  (i) A registration statement on Form S-3 (No. 333-72519) for the registration of the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the 1933 Act (the "1933 Act Regulations"), has heretofore been delivered to you, has been prepared by the Company in conformity with the requirements of the 1933 Act and the 1933 Act Regulations and has been filed with the Commission under the 1933 Act. The registration statement (as amended, if applicable) has been declared effective by the Commission and each of the Senior Indenture and the Subordinated Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit), on the one hand, and the prospectus constituting a part thereof and any prospectus supplement and pricing supplement relating to the offering of Notes, on the other hand, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Agents by the Company for use in connection with the offering of Notes, whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such prospectus from and after the time it is first provided to the Agents for such use. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the term sheet, taken together, provided to the Agents by the Company in reliance on Rule 434 under the 1933 Act (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to the registration statement referred to above (No. 333-72519) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

                  (ii) At the time the Registration Statement became effective, and at each time thereafter at which an Annual Report on Form 10-K was filed by the Company with the Commission, the Registration Statement and the Prospectus conformed, and as of each applicable Representation Date will conform, in all material respects to the requirements




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         of the 1933 Act, the 1933 Act Regulations and the 1939 Act. At the
         time the Registration Statement became effective and at each time thereafter at which an Annual Report on Form 10-K was filed by the Company with the Commission, the Registration Statement did not, and as of the applicable Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof does not, and as of each applicable Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Agent, specifically for use in the preparation thereof or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act (Form T-1) (the "Statement of Eligibility") of the Senior Trustee and the Subordinated Trustee under the Senior Indenture and the Subordinated Indenture.

                  (iii) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date or during the period specified in
         Section 5(e), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has not occurred any material adverse change or any development that is reasonably likely to involve a material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (B) there have been no transactions entered into by the Company or its subsidiaries which are material with respect to the Company and its subsidiaries considered as one enterprise other than those in the ordinary course of business, and (C) except for regular quarterly dividends on the Company's common shares, and regular dividends declared, paid or made in accordance with the terms of any class or series of the Company's preferred shares, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (v) The consolidated financial statements and supporting schedules of the Company included in, or incorporated by reference into, the Registration Statement and





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         the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein.

                  (vi) PricewaterhouseCoopers LLP, who have expressed their opinion on the audited financial statements and related schedules included in, or incorporated by reference into, the Registration Statement, are independent public accountants within the meaning of the 1933 Act and applicable 1933 Act Regulations.

                  (vii) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Ohio, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; the Company is in possession of and operating in compliance with all material franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect; and the Company is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where failure to qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (viii) Each Significant Subsidiary, as defined in Section 9(b)(iv), has been duly incorporated or formed and is validly existing as a corporation, partnership or limited liability company in good standing or in full force and effect under the laws of the jurisdiction of its incorporation or formation, has corporate, partnership or limited liability company power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation, partnership or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (ix) The Indenture has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).



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                  (x) The Notes have been duly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of the Indenture against payment of the consideration therefor specified in the Prospectus or agreed upon pursuant to the terms of this Agreement, the Notes will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the Notes and the Indenture conform in all material respects to all statements relating thereto contained in the Prospectus; and the Notes will be entitled to the benefits provided by the Indenture.

                  (xi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or its subsidiaries, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement, or the Indenture, or the transactions contemplated herein and therein; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject which are not described in the Prospectus, including routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no material contracts or documents of the Company or its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                  (xii) Neither the Company nor any of its subsidiaries is in violation of its respective articles of incorporation or other organizational document (the "Articles of Incorporation"), or its Code of Regulations or bylaws, as the case may be (the "Code of Regulations"), or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, where such defaults in the aggregate would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution and delivery of this Agreement and the Indenture, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action, and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or




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         Code of Regulations of the Company or any of its subsidiaries or, to the best of its knowledge, any law, administrative regulation or administrative or court order or decree; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as has been obtained or as may be required under the 1933 Act, the 1934 Act, state securities or Blue Sky laws or real estate syndication laws in connection with the purchase and distribution of the Notes by the Agents.

                  (xiii) The Company has full right, power and authority to enter into this Agreement, and this Agreement has been, and as of the applicable Representation Date will have been, duly authorized, executed and delivered by the Company.

                  (xiv) With respect to its taxable year ended December 31, 1993 and its taxable years ending thereafter, the Company has operated and will continue to operate so as to qualify as a real estate investment trust ("REIT"), the Company qualified as a REIT for its taxable years ended December 31, 1993, 1994, 1995, 1996 and 1997 and the Company intends to make a timely election to be taxed as a REIT with respect to its current taxable year.

                  (xv) Neither the Company nor any of its subsidiaries is required to be registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xvi) Neither the Company nor any of its subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business now operated by them.

                  (xvii) If applicable, the Notes have been approved for listing on the New York Stock Exchange.

                  (xviii) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement.

                  (xix) (A) The Company or its subsidiaries have good and marketable title or leasehold interest, as the case may be, to the portfolio properties (the "Portfolio Properties") described in the Prospectus (or documents incorporated by reference therein) as being owned by the Company or its subsidiaries (except with respect to properties described in the Prospectus or documents incorporated by reference therein) as being held by the Company through joint ventures, in each case free and clear of all liens, encumbrances, claims, security interests and defects (collectively, the "Defects"), except such as do not materially adversely affect the value of such property or interests and do not materially interfere with the use made and proposed to be made of such property or interests by the Company or such subsidiaries, as the case may be; (B) the joint venture interest in each property described in the Prospectus (or documents incorporated by reference therein) as being held by the Company through a joint venture, is owned, free and clear of all Defects except for such Defects that will not have a material adverse






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         effect on the business, earnings or business prospects of the Company and its subsidiaries considered as one enterprise; (C) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of the Company or its subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (D) none of the Company, its subsidiaries or, to the best of the Company's knowledge, any lessee of any of the Portfolio Properties is in default under any of the leases governing the Portfolio Properties and the Company does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; (E) no tenant under any of the leases pursuant to which the Company or its subsidiaries leases any of the Portfolio Properties has an option or right of first refusal to purchase the premises demised under such lease (except for (i) Kmart Corporation, (ii) the tenants at the Solon outlot Portfolio Property located in Solon, Ohio, (iii) as otherwise described in the Prospectus (or documents incorporated by reference therein) and (iv) such other options or rights of first refusal that, if exercised, would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise); (F) each of the Portfolio Properties complies with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and
         (G) the Company does not have knowledge of any pending or threatened condemnation, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the Portfolio Properties, except such proceedings or actions that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xx) The Company or its subsidiaries have title insurance on each of the Portfolio Properties (except with respect to each property described in the Prospectus (or documents incorporated by reference therein) as held by the Company through a joint venture) in an amount at least equal to the greater of (A) the cost of acquisition of such Portfolio Property and (B) the cost of construction of the improvements located on such Portfolio Property, except, in each case, where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; the joint venture owning each property described in the Prospectus (or documents incorporated by reference therein) as held by the Company through a joint venture has title insurance on such property in an amount at least equal to the greater of (A) the cost of acquisition of such Portfolio Property by such joint venture and (B) the cost of construction of the improvements located on such Portfolio Property, except, in each case, where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.



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                  (xxi) The mortgages and deeds of trust encumbering the
         Portfolio Properties are not convertible and neither the Company nor any of its subsidiaries hold a participating interest therein and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned by the Company or its subsidiaries.

                  (xxii) The Company has no knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Portfolio Properties or of (b) any unlawful spills, release, discharges or disposal of Hazardous Materials that have occurred or are presently occurring from the Portfolio Properties as a result of any construction on or operation and use of the Portfolio Properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise. In connection with the construction on or operation and use of the Portfolio Properties, the Company represents that, as of the date of this Agreement, the Company has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials that would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xxiii) The Senior Notes are rated not less than Baa2 by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"). The Subordinated Notes are rated not less than Baa3 by Moody's and BBB- by S&P.

         (b) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Agents shall be deemed a representation and warranty by the Company, as the case may be, to each Agent participating in such offering as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at the applicable Representation Date subsequent thereto.

         4. PURCHASES AS PRINCIPAL; SOLICITATIONS AS AGENT. (a) Unless otherwise agreed by an Agent and the Company, Notes shall be purchased by such Agent as principal. Such purchases shall be made in accordance with terms agreed upon by one or more Agents and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow any portion of the discount received in connection with such purchases from the Company to such brokers and dealers. At the time of each purchase of Notes by one or more Agents as principal, such Agent or Agents shall specify the requirements for the stand-off agreement, officers' certificate, comfort letter and opinions of counsel pursuant to Sections 5(k), 11(b), 11(c), and 11(d) hereof.

         (b) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and such Agent.

         The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through an Agent, as agent, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, such Agent will suspend solicitation of purchases from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

         The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Senior Note sold by the Company as a result of a solicitation made by such Agent as set forth in Schedule A hereto. The schedule of commissions payable in connection with sales of Senior Notes will also apply to sales of Subordinated Notes unless otherwise agreed to by the Company and the applicable Agent.

(c) The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Company and the applicable Agent or Agents and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared in connection with each sale of Notes. Except as may be otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the sale of Notes shall be agreed upon from time to time by the Company, the Agents and the Trustees (the "Procedures"). The Agents and the Company agree to perform, and the Company agrees to cause the Trustees to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

         5. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants with the Agents participating in the offering of Notes that:

         (a) The Company will notify the Agents immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any amendment or supplement to the Prospectus or any document to be filed pursuant to the 1934 Act (other than any amendment, supplement or document relating solely to securities other than the Notes), (iii) the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (vi) any change in the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company. The Company will use all commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) The Company will give the Agents advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or a change relating solely to securities other than the Notes), whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, and will furnish to Brown & Wood LLP, counsel for the Agents copies of any such amendment or supplement or other documents proposed to be filed or used a reasonable time in advance of such proposed filing or use, as the case may be, and will not file any such amendment or supplement or other documents in a form to which the Agents or counsel for the Agents shall reasonably object.

         (c) The Company will deliver to the Agent as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents reasonably request. The Company will furnish to the Agents as many copies of the Prospectus (as amended or supplemented) as the Agents reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

         (d) The Company will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement pursuant to Rule 424(b) under the 1933 Act not later than the close of business of the Commission on the first business day after the date on which such Pricing Supplement is first used.

         (e) Except as otherwise provided in subsection (l) of this Section 5, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in an Agent's capacity as agent and to cease sales of any Notes an Agent may then own as principal, and the Company will promptly amend the Registration Statement and the Prospectus, whether by filing documents pursuant to the 1934 Act or the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Agents a reasonable number of copies of such amendment or supplement.

         (f) Except as otherwise provided in subsection (l) of this Section 5, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

         (g) Except as otherwise provided in subsection (l) of this Section 5, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

         (h) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering each twelve month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule
158) of the Registration Statement with respect to each sale of Notes.

         (i) The Company will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws, if any such laws are applicable, and real estate syndication laws, if any such laws are applicable, of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

         (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Notes, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

         (k) If specified by the applicable Agent or Agents in connection with a purchase of Notes as principal, between the date of the agreement to purchase such Notes and the Settlement Date with respect to such purchase, the Company will not, without the prior written consent of such Agent or Agents, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any debt securities of the Company (other than the Notes that are to be sold pursuant to such agreement and commercial paper in the ordinary course of business).

         (l) The Company shall not be required to comply with the provisions of subsections (e), (f) or (g) of this Section 5 for any period during which (i) the Agents have not agreed with the Company to solicit purchases of Notes in accordance with Section 2(d) or have suspended such solicitation and (ii) no Agent is holding any Notes purchased as principal pursuant hereto, until the time the Agents have agreed with the Company to solicit such purchases of the Notes or have resumed solicitation in accordance with Section 2(d) or an Agent shall subsequently purchase Notes from the Company as principal.

         (m) The Company will use its best efforts to meet the requirements to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the "Code") for the taxable year in which sales of the Notes are to occur, unless otherwise specified in the Prospectus.

         6. PAYMENT OF EXPENSES. The Company will pay, directly or by reimbursement, all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto; (ii) the preparation, filing and reproduction of this Agreement; (iii) the preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the use of Notes in book-entry form; (iv) the fees and disbursements of the Company's accountants and counsel, of the Trustee and its counsel, and of any calculation agent or exchange rate agent; (v) the reasonable fees and disbursements of Brown & Wood LLP, counsel to the Agents, incurred in connection with the establishment of the program relating to the Notes and incurred from time to time in connection with the transactions contemplated hereby; (vi) the qualification of the Notes under state securities laws in accordance with the provisions of Section 5(i) hereof, including filing fees and the reasonable fees and disbursements of Brown & Wood LLP, counsel for the Agents in connection therewith and in connection with the preparation of any blue sky or legal investment survey; (vii) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes; (viii) the preparation, reproduction and delivery to the Agents of copies of the Indenture and all supplements and amendments thereto; (ix) any fees charged by rating agencies for the rating of the Notes; (x) the fees and expenses incurred in connection with any listing of Notes on a securities exchange; (xi) the fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc.; (xii) any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company; and
(xiii) the cost of providing any CUSIP or other identification numbers for the Notes.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Agent furnished to the Company in writing by such Agent through you expressly for use therein.

         (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to such Agent, but only with reference to information relating to such Agent furnished to the Company in writing by such Agent through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to one firm serving as local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other hand from the offering of the Notes or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and of the Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agents on the other hand in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Notes (before deducting expenses) received by the Company and the total commissions received by the Agents. The relative fault of the Company on the one hand and the Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Agents' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Notes they have purchased hereunder, and not joint.

         (e) The Company and the Agents agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Agents shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it or through it and distributed to the public were offered to the public exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f) The indemnity and contribution provisions contained in this
Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Agent or any person controlling any Agent or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

         8. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Agents, as set forth in this Agreement or certificates of officers of the Company submitted pursuant hereto or thereto, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Agent or the Company or any of their officers or directors or any controlling person, and shall survive delivery of and payment for the Notes.

         9. CONDITIONS OF AGENTS' OBLIGATIONS. The respective obligations of the Agents to purchase Notes as agent of the Company, and the obligations of any purchasers of the Notes sold through an Agent as agent, are subject to the accuracy of the representations and warranties made herein by the Company, to the accuracy of the statements of the Company's officers or directors in any certificate furnished in connection therewith pursuant to the provisions hereof, to the performance and observance by the Company of all of its covenants and agreements herein contained and other provisions hereof to be satisfied in connection therewith, and to the following additional conditions:

                  (a) On the date hereof, you shall have received from PricewaterhouseCoopers LLP a letter, dated as of the date hereof and in form and substance satisfactory to you, to the effect that:

                           (i) they are independent accountants with respect to
                  the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the consolidated financial statements and supporting schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act, and the related published rules and regulations; (iii) it is their opinion that the financial statements of the properties acquired or proposed to be acquired by the Company included in the

                  Company's Current Reports on Form 8-K (the "Forms 8-K") dated February 25, 1998 and filed on April 7, 1998, as amended on April 23, 1998, and dated April 28, 1998 and filed on June 24, 1998, each of which is incorporated by reference in the Company's Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act with respect to real estate operations acquired or to be acquired; (iv) they have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries, inquiries of certain officials of the Company and its subsidiaries who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that (A) the unaudited interim consolidated financial statements and financial statement schedules, if any, of the Company included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the related published rules and regulations thereunder or that any material modification should be made to the unaudited condensed interim financial statements included in or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles, (B) the unaudited pro forma condensed financial statements included in the Company's aforementioned Forms 8-K, and the Company's Forms 8-K dated September 10, 1998 and filed on December 8, 1998, and dated April 23, 1999 and filed on August 20, 1999, do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the 1933 Act or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements, (C) the information included or incorporated by reference in the Registration Statement and the applicable Prospectus under the caption "Selected Consolidated Financial Data" did not conform in all material respects with the disclosure requirements of item 301 of Regulation S-K, or (D) at a specified date not more than three days prior to the date of such letter, there has been any change in the capital stock of the Company or in the consolidated long term debt of the Company or any decrease in the net assets of the Company, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated statement of operations of the Company included or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than three days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, or decrease in consolidated net income or consolidated net income per share of the Company, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur;

                  and (v) in addition to the audit referred to in their opinions and the limited procedures referred to in clause
                  (iv) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                  (b) On the date hereof, you shall have received from Baker & Hostetler LLP, counsel for the Company, an opinion, dated as of the date hereof, to the effect that:

                           (i) The Company has been duly organized and is
                  validly existing as a corporation in good standing under the laws of the State of Ohio.

                           (ii) The Company has all requisite corporate power
                  and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

                           (iii) The Company is duly qualified to transact
                  business and is in good standing in each jurisdiction in which it owns real property except where the failure to qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

                           (iv) If the Company has one or more significant
                  subsidiaries, as defined in Rule 405 of the 1933 Act (each a "Significant Subsidiary"), each Significant Subsidiary has been duly incorporated or formed and is validly existing as a corporation, partnership or limited liability company in good standing or in full force and effect under the laws of the jurisdiction of its incorporation or formation, has corporate, partnership or limited liability company power and authority to own, lease and operate its properties and to conduct its business, and is duly qualified as a foreign corporation, partnership or limited liability company to transact business and is in good standing in each jurisdiction in which it owns real property, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, of the Company and its Subsidiaries considered as one enterprise.

                           (v) The Notes have been duly and validly authorized
                  by all necessary corporate action on the part of the Company and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the applicable Indentures and this Agreement so as not to violate any applicable law or agreement or instrument then binding on the Company, and when the Notes have been executed, authenticated and delivered by the Company pursuant to the provisions of this Agreement, and the Indentures against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indentures and enforceable in accordance with their terms.

                           (vi) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                           (vii) Each Indenture has been duly and validly
                  authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Trustee and the validity, legality, binding effect on and enforceability against the Trustee) constitutes the valid and legally binding agreement of the Company, enforceable in accordance with its terms; provided that no opinion is rendered in this paragraph herein with respect to the enforceability of the choice of law provisions in the Indentures.

                           (viii) Each Indenture has been duly qualified under
                  the 1939 Act.

                           (ix) The Registration Statement is effective under
                  the 1933 Act and, to the best of their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                           (x) The Registration Statement and the Prospectus
                  (other than the financial statements, related schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to which no opinion need be rendered) as of their respective effective or issue dates, comply as to form in all material respects with the requirements for registration statements on Form S-3 under the 1933 Act and the 1933 Act Regulations. If applicable, the Rule 434 Prospectus conforms to the requirements of Rule 434 of the 1933 Act Regulations in all material respects.

                           (xi) Each document filed pursuant to the 1934 Act
                  (other than the financial statements, related schedules and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                           (xii) Nothing has come to such counsel's attention
                  that would lead it to believe that the Registration Statement or any amendment thereto (other than the financial statements, related schedules and other financial and statistical information included or incorporated by reference therein, as to which such counsel need express no belief), at the time it became effective or at the time an Annual Report on Form 10-K was filed by the Company with the Commission (whichever is later), or at the date hereof (or, if such opinion is being delivered in connection with the purchase of Notes by one or more Agents as principal pursuant to Section 11(c) hereof, at the date of any agreement by such Agent or Agents to purchase Notes as principal), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (other than the financial statements, related schedules and other financial and statistical data therein, as to which such counsel need express no belief), at the date hereof (or, if such opinion is being delivered in connection with the purchase of Notes by one or more Agents as principal pursuant to Section 11(c) hereof, at the date of any agreement by such Agent or Agents to purchase Notes as principal and at the Settlement Date with respect thereto, as the case may be), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (xiii) To their knowledge, there are no legal or
                  governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and, to their knowledge, all pending legal or governmental proceedings to which the Company or its Significant Subsidiaries is a party or of which any of the property of the Company or its subsidiaries is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the business of the Company and its subsidiaries considered as one enterprise.

                           (xiv) To their knowledge, there are no contracts,
                  indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, the summaries thereof or references thereto are correct in all material respects.

                           (xv) No authorization, approval or consent of any
                  court or governmental authority or agency is required that has not been obtained in connection with the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, and state securities laws or Blue Sky laws or real estate syndication laws; to their knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not (A) constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any Significant Subsidiary is a party or by which they may be bound or to which any of the property or assets of the Company or any Significant Subsidiary is subject, except where such breach, default, creation or imposition would not have a material adverse effect on the condition, financial or otherwise, or (B) result in violation of the provisions of the Articles of Incorporation, Partnership Agreement, Code of Regulations or

                  Operating Agreement of the Company or subsidiaries or any applicable law, administrative regulation or administrative or court order or decree.

                           (xvi) Neither the Company nor any Significant
                  Subsidiary is required to be registered as an investment company under the 1940 Act.

                           (xvii) The statements in the Prospectus, if any,
                  under the captions "Certain Anti-Takeover Provisions of Ohio Law," "Certain Federal Income Tax Considerations" and "Federal Income Tax Considerations," to the extent that they constitute matters of law or legal conclusions, have been reviewed by them and such statements or summaries are correct in all material respects.

                           (xviii) The Company has qualified as a REIT for its
                  taxable years ended December 31, 1993, 1994, 1995, 1996 and 1997 and the Company is organized and operates in a manner that will enable it to qualify to be taxed as a REIT under the Code for the taxable years ended December 31, 1998 and thereafter provided the Company continues to meet the asset composition, source of income, shareholder diversification, distributions, record keeping, and other requirements of the Code which are necessary for the Company to qualify as a REIT.

                           (xix) The choice of law provisions in the Senior
                  Indenture are enforceable in accordance with their terms.

                           (xx) To their knowledge, no default exists in the
                  due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument described or referred to in the Registration Statement or filed as an exhibit thereto which would have a material adverse effect on the condition, financial or otherwise, or on the earnings or business affairs of the Company and its subsidiaries considered as one enterprise.

                  (c) On the date hereof, you shall have received from Brown & Wood LLP, counsel for the Agents, their opinion or opinions dated as of the date hereof with respect to the matters set forth in (i), (v) to (x), inclusive, and (xii) of subsection (b) of this Section 9, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

                  In giving their opinion, Brown & Wood LLP may rely as to matters involving the laws of the State of Ohio upon the opinion of Baker & Hostetler LLP. In giving their opinion, Baker & Hostetler LLP may rely as to matters involving the laws of the State of New York upon the opinion of Brown & Wood llp. Baker & Hostetler LLP and Brown & Wood LLP may rely (i) as to the qualification of the Company or its subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials, and (ii) as to matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company or its subsidiaries.

                  (d) At the date hereof and between pricing and each settlement date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (ii) there shall not have occurred any change, or
                  any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

                  (e) At the date hereof, the Agents shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Prospectus or since the date of the applicable agreement by one or more Agents to purchase Notes as principal, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the representations and warranties of the Company contained in Section 3 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate and (iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate. As used in this Section 9(e), the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the Notes.

                  (f) On the date hereof and on each Settlement Date, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

         If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 5(h) hereof, the provision concerning payment of expenses under
Section 6 hereof, the indemnity and contribution agreement set forth in Section 7 hereof, the provisions concerning the survival of indemnities, representations, warranties, etc. of Section 8 hereof, the provision relating to successors set forth in Section 14, and the provision relating to applicable law set forth in Section 15 hereof shall remain in effect.

         10. DELIVERY OF AND PAYMENT FOR NOTES SOLD THROUGH AN AGENT. Delivery of Notes sold through an Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

         11. ADDITIONAL COVENANTS OF THE COMPANY. The Company covenants and agrees with the Agents that:

         (a) Each acceptance by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agents in connection therewith pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent or Agents or to the purchaser or its agent, as the case may be, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or similar changes, and other than by an amendment or supplement which relates exclusively to the issuance of securities other than the Notes), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of securities other than the Notes), (iii) (if required in connection with the purchase of Notes by one or more Agents as principal) the Company sells Notes to such Agent or Agents as principal or (iv) if the Company issues and sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished to the Agent(s) forthwith a certificate dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in
Section 9(d) hereof which were last furnished to the Agents are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 9(d) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

         (c) Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or similar changes or solely for the inclusion of additional financial information, and other than by an amendment or supplement which relates exclusively to the issuance of securities other than the Notes), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K, unless the Agents shall otherwise specify), (iii) (if required in connection with the purchase of Notes by one or more Agents as principal) the Company sells Notes to such Agent or Agents as principal or (iv) if the Company issues and sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinions of Baker & Hostetler LLP, counsel to the Company, dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent(s), of the same tenor as the opinion referred to in Section 9(b) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); PROVIDED, HOWEVER, that counsel need not render the opinion required under
Section 9(b)(xviii) upon the filing of any Quarterly Report on Form 10-Q which does not include information relating to such tax matters, unless the Agents shall otherwise specify.

         (d) Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement which relates exclusively to the issuance of securities other than the Notes), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional financial information, or (iii) (if required in connection with the purchase of Notes by one or more Agents as principal) the Company sells Notes to such Agent or Agents as principal, the Company shall cause PricewaterhouseCoopers LLP to furnish to the Agent(s) a letter, dated the date of effectiveness of such amendment, supplement or document with the Commission, or the date of such sale, as the case may be, in form satisfactory to the Agent(s), of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of Section 9(a) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iv) and (v) of said Section 9(a) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company.

         12. TERMINATION. (a) This Agreement (excluding any agreement hereunder by one or more Agents to purchase Notes as principal) may be terminated for any reason, at any time by either the Company or an Agent, as to itself, upon the giving of 10 days' written notice of such termination to the other party hereto.

         (b) The applicable Agent or Agents may terminate any agreement hereunder by such Agent or Agents to purchase Notes as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent or Agents, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable, or (iv) if the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company as of the date of such agreement shall have been lowered since that date or if any such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company, or (v) if there shall have come to the attention of such Agent or Agents any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section 12(b), the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the related Notes.

         (c) In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commission earned in accordance with the third paragraph of
Section 4(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it as principal with the intention of reselling them or
(b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 5 and 11 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 5(h) hereof, the provisions of Section 6 hereof, the indemnity and contribution agreements set forth in Section 7 hereof, and the provisions of Sections 8, 14 and 15 hereof shall remain in effect.

         13. NOTICES. All communications hereunder shall be in writing and shall be mailed, delivered or telecopied and confirmed, and any such notice shall be effective when received at the address or telecopy number specified below:


         If to the Company:

                  Developers Diversified Corporation
                  3300 Enterprise Parkway
                  Beachwood, Ohio  44122
                  Attention:   Scott A. Wolstein
                               Chief Executive Officer
                  Telecopy No.:    216-755-1500

         With a copy to:

                  Baker & Hostetler LLP
                  3200 National City Center
                  1900 East 9th Street
                  Cleveland, Ohio 44114-3485
                  Attention: Albert T. Adams
                  Telecopy No.:    216-696-0740

         If to the Agents:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York  10036
                  Attention:   Manager - Continuously Offered Products
                  Telecopy No.:    212-761-0780
                  With a copy to:  Morgan Stanley & Co. Incorporated
                                   1585 Broadway, 29th Floor
                                   New York, New York  10036
                                   Attention:   Peter Cooper
                                          Investment Banking Information Center
                                          Telecopy No.:   212-761-0260

                  Banc of America Securities LLC
                  100 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attention:   MTN Product Management
                  Telecopy No.:       704-388-9939

                  Banc One Capital Markets, Inc.
                  One First National Plaza, Suite IL1-0595
                  Chicago, Illinois  60670
                  Attention:   Corporate Securities Structuring
                  Telecopy No.:       312-732-4172

                  Goldman, Sachs & Co.
                  85 Broad Street
                  New York, New York  10004
                  Attention:   Ben Smilchensky
                  Telecopy No.:       212-902-0658

                  Lehman Brothers Inc.
                  3 World Financial Center
                  12th Floor
                  New York, New York  10285-1200
                  Attention:  Richard Yates
                  Telecopy No.:       212-526-9433

                  Salomon Smith Barney Inc.
                  7 World Trade Center, 32nd Floor
                  New York, New York  10046
                  Attention:  Medium-Term Note Department
                  Telecopy No.:       212-783-2274

                  Warburg Dillon Read LLC
                  677 Washington Boulevard
                  Stamford, Connecticut  06912
                  Attention:   Christopher Forshner
                  Telecopy No.:       203-719-7139

         14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon you and the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company, contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Agent within the meaning of Section 15 of the 1933 Act, and the indemnities given by the several Agents shall also be for the benefit of each director of the Company, each of the Company's officers who has signed the Registration Statement and the person or persons, if any, who control the Company within the meaning of Section 15 of the 1933 Act.

         15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state. Specified times of day refer to New York City time.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                              Very truly yours,

                              DEVELOPERS DIVERSIFIED REALTY CORPORATION


                              By: ___________________________________
                                   Name:
                                   Title:


Accepted and delivered,
as of the date first above written:

MORGAN STANLEY & CO. INCORPORATED


By:  _____________________________________
       Name:
       Title:

BANC OF AMERICA SECURITIES LLC


By:  _____________________________________
       Name:
       Title:

BANC ONE CAPITAL MARKETS, INC.


By:  _____________________________________
       Name:
       Title:

GOLDMAN, SACHS & CO.


By:  _____________________________________
       Name:
       Title:

LEHMAN BROTHERS INC.


By:  _____________________________
       Name:
       Title:

SALOMON SMITH BARNEY INC.


By:  _____________________________
       Name:
       Title:

WARBURG DILLON READ LLC


By:  _____________________________
       Name:
       Title:

                                                                      EXHIBIT A


        The following terms, if applicable, shall be agreed to by one or more Agents and the Company in connection with each sale of Notes:

        Principal Amount:  $__________
            (or principal amount of foreign currency or composite currency)

        Senior or Subordinated Rank:

        Interest Rate:
            If Fixed Rate Note, Interest Rate:

            If Floating Rate Note:
                  Interest Rate Basis:
                  Initial Interest Rate, if any:
                  Spread and/or Spread Multiplier, if any:
                  Interest Reset Date(s):
                  Interest Payment Date(s):
                  Index Maturity:
                  Maximum Interest Rate, if any:
                  Minimum Interest Rate, if any:
                  Fixed Rate Commencement Date:
                  Fixed Interest Rate:
                  Calculation Agent:

        If Redeemable:
            Initial Redemption Date:
            Initial Redemption Percentage:
            Annual Redemption Percentage Reduction, if any:
        If Repayable:
            Optional Repayment Date(s):

        Stated Maturity Date:
        Purchase Price: ____%, plus accrued interest, if any, from ___________ Settlement Date and Time:
        Specified Currency:
        Authorized Denominations:
        Additional/Other Terms:

Also, in connection with the purchase of Notes by one or more Agents as principal, agreement as to whether the following will be required:

        Officers' Certificate pursuant to Section 11(b) of the Distribution
           Agreement.
        Legal Opinions pursuant to Section 11(c) of the Distribution Agreement. Comfort Letter pursuant to Section 11(d) of the Distribution Agreement. Stand-off Agreement pursuant to Section 5(k) of the Distribution
           Agreement.

                                   SCHEDULE A


         As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Senior Note equal to the principal amount of such Senior Note multiplied by the appropriate percentage set forth below (the commission payable with respect to sales of Senior Notes will also apply to sales of Subordinated Notes unless otherwise agreed by the Company and the applicable Agent):

                                                                   PERCENT OF
MATURITY RANGES                                                 PRINCIPAL AMOUNT
---------------                                                 ----------------
From 9 months to less than 1 year...............................    .125%
From 1 year to less than 18 months..............................    .150
From 18 months to less than 2 years.............................    .200
From 2 years to less than 3 years...............................    .250
From 3 years to less than 4 years...............................    .350
From 4 years to less than 5 years...............................    .450
From 5 years to less than 6 years...............................    .500
From 6 years to less than 7 years...............................    .550
From 7 years to less than 10 years..............................    .600
From 10 years to less than 15 years.............................    .625
From 15 years to less than 20 years.............................    .700
From 20 years to 30 years.......................................    .750
Greater than 30 years...........................................      *





________________
*As agreed to by the Company and the applicable Agent at the time of sale.